                      BAY VIEW SECURITIZATION CORPORATION
                    For Remittance Date:  November 30, 1998


A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                          NUMBER OF
                                                            A-1                    A-2             TOTAL                   ACCOUNTS
                                                  ---------------------------------------------------------------------------------
(A)  Original Principal Balance                         200,979,000.00          52,245,989.00   253,224,989.00                21106
                                                  ---------------------------------------------------------------------------------
(B)  Beginning Period Principal Balance                  32,428,444.84          52,245,989.00    84,674,433.84                 9282
                                                  ---------------------------------------------------------------------------------
(C)  Collections (Regular Payments)                       2,426,991.85                   0.00     2,426,991.85                  N/A
                                                  ---------------------------------------------------------------------------------
(D)  Collections (Principal Payoffs)                      1,960,421.86                   0.00     1,960,421.86                  367
                                                  ---------------------------------------------------------------------------------
(E)  Collections (Principal Recoveries)                           0.00                   0.00             0.00
                                                  ---------------------------------------------------------------------------------
(F)  Withdrawal from Payahead (Principal)                    44,365.96                   0.00        44,365.96                  N/A
                                                  ---------------------------------------------------------------------------------
(G)  Principal Reductions (Other)                                 0.00                   0.00             0.00                    0
                                                  ---------------------------------------------------------------------------------
(H)  Gross Charge Offs                                      174,714.73                   0.00       174,714.73                   23
                                                  ---------------------------------------------------------------------------------
(I)  Repurchases                                             34,086.30                   0.00        34,086.30                   26
                                                  ---------------------------------------------------------------------------------
(J)  Ending Balance                                      27,787,864.14          52,245,989.00    80,033,853.14                 8866
                                                  ---------------------------------------------------------------------------------


Notional Principal Balance:
(K)  Beginning                                                                                   25,396,054.12
                                                                                             -----------------
(L)  Ending                                                                                      21,747,083.75
                                                                                             -----------------
(M)  Certificate Factor                                     13.8262526%           100.0000000%      31.6058275%
                                                  ------------------------------------------------------------

B.  CASH FLOW RECONCILIATION
                                                                                                               TOTAL
                                                                                                        -----------------
(A)  Cash Wired                                                                                              5,323,658.08
                                                                                                        -----------------
(B)  Interest Wired/Earned                                                                                      15,989.72
                                                                                                        -----------------
(C)  Withdrawal from Payahead Account                                                                           44,365.96
                                                                                                        -----------------
(D)  Advances                                                                                                        0.00
                                                                                                        -----------------
(E)  Repurchases                                                                                                34,086.30
                                                                                                        -----------------
(F)  Gross Charge-Off Recoveries                                                                                27,089.04
                                                                                                        -----------------
(G)  Gross Charge-Off Advances                                                                                   9,500.12
                                                                                                        -----------------
(H)  Spread Account Withdrawal                                                                                       0.00
                                                                                                        -----------------
(I)  "A" Surety Bond Draw for "I" Interest                                                                           0.00
                                                                                                        -----------------
(J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                                           0.00
                                                                                                        -----------------
(K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                                            0.00
                                                                                                        -----------------
             TOTAL COLLECTIONS                                                                               5,454,689.22
                                                                                                        -----------------

C.  TRUSTEE DISTRIBUTION
                                                                                                               TOTAL
                                                                                                        -----------------
(A)  Total Cash Flow                                                                                         5,454,689.22
                                                                                                        -----------------
(B)  Unrecovered Interest Advances                                                                               9,386.70
                                                                                                        -----------------
(C)  Servicing Fee (Due and Unpaid)                                                                             70,562.03
                                                                                                        -----------------
(D)  Interest to "A-1" Certificate Holders, including Overdue                                                  169,979.10
                                                                                                        -----------------
(E)  Interest to "A-2" Certificate Holders, including Overdue                                                  286,917.56
                                                                                                        -----------------
(F)  Interest to "I" Certificate Holders, including Overdue                                                     66,664.64
                                                                                                        -----------------
(G)  Principal to "A-1" Certificate Holders, including Overdue                                               4,640,580.70
                                                                                                        -----------------
(H)  Principal to "A-2" Certificate Holders, including Overdue                                                       0.00
                                                                                                        -----------------
(I)  Reinsurance Fee                                                                                                 0.00
                                                                                                        -----------------
(J)  Surety Bond Fee                                                                                            10,584.30
                                                                                                        -----------------
(K)        First Loss Protection                                                                    0.00
                                                                                 -----------------------
(L)        Surety Bond Premium                                                                 10,584.30
                                                                                 -----------------------
(M)  Interest Advance Recovery Payments                                                                         38,253.36
                                                                                                        -----------------
(N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                            0.00
                                                                                                        -----------------
(O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                            0.00
                                                                                                        -----------------
(P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                              0.00
                                                                                                        -----------------
(Q)  Deposit to Payahead                                                                                             0.00

                      BAY VIEW SECURITIZATION CORPORATION
                    For Remittance Date:  November 30, 1998

    (R)  Bank Account Interest to Servicer                                                                      15,989.72
                                                                                                        -----------------
    (S)  Excess Yield                                                                                          145,771.11
                                                                                                        -----------------

             BALANCE                                                                                                 0.00
                                                                                                        -----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                       SPREAD ACCOUNT       SURETY BOND
                                                                                 ----------------------------------------
(A)  Beginning Balance                                                                      3,600,086.02    81,954,502.30
                                                                                 ----------------------------------------
(B)  Additions to Spread Amount                                                               145,771.11              N/A
                                                                                 ----------------------------------------
(C)  Interest Earned                                                                           12,206.69
                                                                                 ----------------------------------------
(D)  Draws                                                                                          0.00             0.00
                                                                                 ----------------------------------------
(E)  Reimbursement for Prior Draws                                                                   N/A             0.00
                                                                                 ----------------------------------------
(F)  Distribution of Funds to  "IC" Class or Servicer                                         434,773.66             0.00
                                                                                 ----------------------------------------
(G)  Ending Balance                                                                         3,323,290.16    77,462,664.10
                                                                                 ----------------------------------------

(H)  Required Balance                                                                       3,165,312.36    77,462,664.10
                                                                                 ----------------------------------------
(I)  Distribution to "IC" Class                                                               157,977.80
                                                                                 -----------------------


E.  CURRENT RECEIVABLES DELINQUENCY
                   #PAYMENT DELINQUENCY                             NUMBER                BALANCE
                   --------------------                    ---------------------------------------------

(A)  31-60                                                                     38             283,749.66
                                                           ---------------------------------------------
(B)  61-90                                                                     22             206,988.28
                                                           ---------------------------------------------
(C)  91+                                                                       11              78,325.69
                                                           ---------------------------------------------
(D)  Total                                                                     71             569,063.63
                                                           ---------------------------------------------


F.  EXCESS YIELD
                                                                                             POOL            EXCESS YIELD
                          MONTH                              EXCESS YIELD BALANCE           BALANCE          (ANNUALIZED %)
                          -----                            --------------------------------------------------------------
(A)  Current                                                           145,771.11          80,033,853.14           2.1856%
                                                           --------------------------------------------------------------
(B)  1st Previous                                                      232,975.37          84,674,433.84           3.3017%
                                                           --------------------------------------------------------------
(C)  2nd Previous                                                      181,861.21          89,403,377.72           2.4410%
                                                           --------------------------------------------------------------
(D)  3rd Previous                                                      176,842.63          94,550,507.02           2.2444%
                                                           --------------------------------------------------------------
(E)  4th Previous                                                      175,493.75          99,745,602.06           2.1113%
                                                           --------------------------------------------------------------
(F)  5th Previous                                                       61,129.42         105,557,334.06           0.6949%
                                                           --------------------------------------------------------------
(G)  Six-Month Rolling Excess Yield (greater than or=1.75%)            162,345.58          92,327,517.97           2.1100%
                                                           --------------------------------------------------------------


G.  DELINQUENCY RATE (31+)

                                                                    MONTH                   POOL
                        MONTH                                      BALANCE                BALANCE                %
                        -----                              --------------------------------------------------------------
(A)  Current                                                           569,063.63          80,033,853.14           0.7110%
                                                           --------------------------------------------------------------
(B)  1st Previous                                                      524,455.89          84,674,433.84           0.6194%
                                                           --------------------------------------------------------------
(C)  2nd Previous                                                      561,875.38          89,403,377.72           0.6285%
                                                           --------------------------------------------------------------
(D)  Three-Month Rolling Average (less than 2%)                        551,798.30          84,703,888.23           0.6514%
                                                           --------------------------------------------------------------


H.  NET LOSS RATE
                                                                               LIQUIDATION         AVERAGE            DEFAULTED
                      MONTH                             BALANCE                  PROCEEDS          BALANCE          (ANNUALIZED)
                      -----                           -----------------------------------------------------------------------------
(A)  Current                                                245,637.32              98,011.63    82,354,143.49               2.1511%
                                                      -----------------------------------------------------------------------------
(B)  1st Previous                                           249,486.65             108,620.99    87,038,905.78               1.9421%
                                                      -----------------------------------------------------------------------------
(C)  2nd Previous                                           251,575.92             119,625.31    91,976,942.37               1.7215%
                                                      -----------------------------------------------------------------------------
(D)  Three-Month Rolling Average
     Net Default Rate less than 3%                          248,899.96             108,752.64    87,123,330.55               1.9303%
                                                      -----------------------------------------------------------------------------

                      BAY VIEW SECURITIZATION CORPORATION
                    For Remittance Date:  November 30, 1998

I.  CHARGE-OFF / RECOVERIES


                                                                    NUMBER                BALANCE
                                                           ---------------------------------------------
(A)  Collection Period Charge-Off Receivables                                  23             174,714.73
                                                           ---------------------------------------------
(B)  Gross Charge-Offs Cumulative Receivables                                 839           6,011,687.00
                                                           ---------------------------------------------
(C)  Collection Period Recoveries on Charge-Offs                               NA              27,089.04
                                                           ---------------------------------------------
(D)  Recoveries on Charge-Offs To-Date                                         NA             647,889.56
                                                           ---------------------------------------------



J. REPOSSESSIONS

(A)  Collection Period Repossessions                                           17             172,663.76
                                                           ---------------------------------------------
(B)  Aggregate Repossessions                                                  560           6,541,246.30
                                                           ---------------------------------------------
(C)  Unliquidated Repossessions                                                18             186,074.05
                                                           ---------------------------------------------


K.  FORCED PLACE INSURANCE

(A)  FPI Charge-Offs                                                            0                   0.00
                                                           ---------------------------------------------
(B)  FPI Canceled/Waived/Removed/ Reversed                                      0                   0.00
                                                           ---------------------------------------------


L.  PAYAHEAD RECONCILIATION

(A)  Beginning Balance                                                 417,298.06
                                                           ----------------------
(B)  Deposit                                                                 0.00
                                                           ----------------------
(C)  Withdrawal                                                         44,365.96
                                                           ----------------------
(D)  Ending Balance                                                    372,932.10
                                                           ----------------------




Approved By:  /s/ Michael A. Benavides
              ------------------------
              Michael A. Benavides
              Vice President, Controller
              Bay View Credit